Dear Shareholder:

Oppenheimer Multi-Sector Income Trust has delivered relatively strong performance during the six-month period ended April 30, 1998. Although our conservative positioning of the fund caused performance to lag during October and November, we successfully navigated the turbulence of the Asian crisis and took advantage of the related sell-off in emerging markets in late 1997 and early 1998. The Trust's six month cumulative total return, at market value, was 5.24%, and its dividend return was 8.20% as of April 30, 1998.(1)

The Trust benefited from strategic moves in three of our investment sectors:
U.S. government securities, high-yield domestic corporate bonds and foreign fixed-income securities. Our disciplined strategy of sector diversification, with a focus on relative value, enabled us to help limit risks while sharing in the rewards of a benign U.S. economic environment, which was supportive of the entire bond market.

In the U.S. government securities sector, we sought to take advantage of U.S. economic conditions by actively managing our holdings' average duration. Duration is a measure of a bond's sensitivity to changes in interest rates. Generally, the longer a portfolio's average duration, the higher the returns investors are likely to receive in an environment of falling interest rates. In anticipation of continued low inflation, we extended our duration position during the first few months of the period, which enabled us to benefit from falling interest rates. Later in the period, we benefited from our holdings of mortgage-backed securities issued by U.S. government agencies. As interest rates stabilized during the second half of the period, homeowners became less likely to prepay their loans and refinance at lower interest rates. Such prepayments lower the value of mortgage-backed securities. With the risk of loan prepayment held in check, the value of the Trust's mortgage-backed securities rose.(2)


Investment Breakdown:
Oppenheimer Multi-Sector Income
Trust as of 4/30/98:(4)


[pie chart]
U.S. corporate bonds & notes: 35.5%
U.S. Government obligations -- Agency: 17.8%
Foreign government obligations: 17.2%
U.S. Government obligations -- Treasury: 11.1%
Short-term securities: 6.0%
Structured notes: 6.0%
Foreign corporate bonds & notes: 3.6%
Equity securities: 2.8%



1. Total return is based on changes in market value per share from 10/31/97 to 4/30/98 without deducting any sales charges or brokerage costs. Such performance is not annualized and would have been lower if sales charges and brokerage costs were taken into account. Dividend return is determined by annualizing the April 1998 dividend of $0.07 and dividing by the closing market price on the New York Stock Exchange of $10.25 per share on 5/1/98 (payment date). Past performance does not guarantee future results.
2. Mortgage-backed securities involve risks from early prepayment of underlying mortgages that can affect the Trust's income and principal value.
3. Investors in high-yield bonds are subject to greater risk that the issuer will default in its principal or interest payments.
4. Portfolio composition is subject to change. Chart is based on total investments at market value.

In the high-yield corporate sector, the Trust benefited from our relatively large holdings in telecommunications bonds, which remained one of the strongest performing areas in the high-yield market. Breakthroughs in technology and an easing regulatory environment continued to fuel the advance of a new generation of telecommunications companies in which we invested. At the same time, we avoided investments in basic industry cyclicals, such as chemicals, paper and metals, all of which underperformed the market. We correctly surmised that the recent economic crisis in Asia would generally lead to excess production capacity and weak pricing in these industries.(3)

The third sector in which the Trust focuses--foreign fixed-income securities-- offered the greatest challenges, and opportunities, during the period. In October, as Asian markets and currencies declined sharply, we reacted strongly to help preserve the Trust's capital. Although our actions caused us to suffer some initial losses when these markets began to recover with unexpected speed, we soon took advantage of the buying opportunity. At the end of November and in early December, we staked out significant fixed-income positions in the emerging markets of Latin America, Asia and Eastern Europe, with the exception of Russia, where we believed political and economic risks outweighed the opportunities. From December through the end of April, emerging markets were generally among the best performing fixed-income classes. Our investments in this sector enabled us to provide strong performance for the remainder of the six-month period.

Looking ahead, we remain optimistic about the prospects for the fixed-income market. Although U.S. equities appear to be very highly valued at present, economic fundamentals in our opinion remain solid. We believe moderate economic growth, low inflation and low interest rates are likely to persist. As a result, we anticipate a supportive environment for bonds. In the high-yield sector, for example, low interest rates and strong economic performance generally result in low rates of default, which is favorable for the Trust's holdings. Likewise, we expect emerging market bonds to continue their recovery in this generally favorable environment.

As always, diversification remains the key to a well-balanced investment program, and diversification among asset classes remains the cornerstone of the Trust's investment strategy. We place each asset class in which the Trust invests under the management of its own sector specialist. In turn, we take advantage of the expertise of these specialists to keep the overall portfolio focused on our goals of returning high income to investors while helping to minimize risks. We believe our disciplined strategy of sector diversification continues to make Oppenheimer Multi-Sector Income Trust part of The Right Way to Invest.


Sincerely,

/s/ Bridget A. Macaskill

Bridget A. Macaskill
President
Oppenheimer Multi-Sector Income Trust


May 21, 1998

Statement of Investments April 30, 1998 (Unaudited)
Oppenheimer Multi-Sector Income Trust


                                                                                                 Market Value
                                                                              Face Amount(1)      See Note 1
                                                                             ----------------   -------------
U.S. Government Sector -- 12.5%
U.S. Treasury Bonds:
 7.125%, 2/15/23(2) ......................................................      $ 3,297,000       $3,756,523
 11.875%, 11/15/03 .......................................................        2,130,000        2,744,373
 STRIPS, 6.933%, 2/15/19(3) ..............................................       11,000,000        3,128,103
U.S. Treasury Nts.:
 5.50%, 2/28/03 ..........................................................       10,000,000        9,931,260
 5.75%, 11/30/02(2) ......................................................          715,000          716,788
 6%, 8/15/00 .............................................................        4,155,000        4,190,060
 6.125%, 8/31/98 .........................................................        3,251,000        3,260,145
 7%, 4/15/99 .............................................................       10,955,000       11,105,642
                                                                                                  ----------
Total U.S. Government Sector (Cost $38,336,188)...........................                        38,832,894
                                                                                                  ----------
                                                                                 Shares
                                                                               -----------
Convertible Sector -- 3.1%
Preferred Stocks -- 2.9%
e.spire Communications, Inc., 12.75% Jr. Redeemable Preferred Stock ......              415          486,587
American Radio Systems Corp., 11.375% Cum. Exchangeable Preferred,
 Series B(4) .............................................................            6,170          729,602
CGA Group Ltd., Preferred Stock, Series A(4)(5) ..........................           32,000          800,000
Crown American Realty Trust, 11% Cum. Non-Vtg. Preferred, Series A .......            4,000          220,000
Dobson Communications Corp., 12.25% Preferred Stock(6) ...................              514          561,545
Eagle-Picher Holdings, Inc., 0%/11.75% Preferred Stock(4)(5) .............            4,000          229,000
EchoStar Communications Corp., 12.125% Sr. Redeemable
 Exchangeable Preferred Stock, Series B(4)(7) ............................               91          103,057
Gothic Energy Corp., 7.50% Preferred Stock, Series A(4)(7) ...............          299,250          302,242
Hyperion Telecommunications, Inc., 12.875% Sr. Preferred Stock,
 Series B(7) .............................................................              309          349,943
Intermedia Communications, Inc.:
 13.50% Exchangeable Preferred Stock, Series B(4)(7) .....................              673          826,108
 Depositary Shares Representing one one-hundredth 7% Cum. Cv. Jr.
  Preferred Stock, Series E, Non-Vtg.(5)(6) ..............................           20,660          699,858
Nebco Evans Holdings Co., 11.25% Nts., 3/1/08(6)(7) ......................            2,500          260,625
Nextel Communications, Inc., 11.125% Preferred Stock(5)(6) ...............              700          747,250
NEXTLINK Communications, Inc., 14% Sr. Exchangeable Preferred(7) .........            7,631          464,537

Oppenheimer Multi-Sector Income Trust


                                                                                             Market Value
                                                                               Shares         See Note 1
                                                                           --------------   -------------
Preferred Stocks (Continued)
PRIMEDIA, Inc., 8.625% Preferred Stock(5)(6) ...........................         10,000       $  992,500
SD Warren Co., 14% Cum. Exchangeable Preferred Stock, Series B,
 Non-Vtg.(4)(5) ........................................................         25,000        1,231,250
Spanish Broadcasting Systems, Inc., 14.25% Cum. Sr. Exchangeable
 Preferred Stock, Non-Vtg.(4)(7) .......................................            187          196,818
                                                                                              ----------
                                                                                               9,200,922
                                                                                              ----------
                                                                               Units
                                                                            ----------
Rights, Warrants and Certificates -- 0.2%
e.spire Communications, Inc. Wts., Exp. 11/05(4) .......................            700          130,987
American Telecasting, Inc. Wts., Exp. 6/99(4) ..........................          4,750               47
Ames Department Stores, Inc., Litigation Trust(4) ......................        128,889            1,289
Becker Gaming, Inc. Wts., Exp. 11/00(4) ................................         25,000            6,250
CellNet Data Systems, Inc. Wts., Exp. 10/07(4) .........................            559            2,306
Cellular Communications International, Inc. Wts., Exp. 8/03(4) .........          2,500           94,062
CGA Group Ltd. Wts., Exp. 12/49(4) .....................................         32,000           16,000
Clearnet Communications, Inc. Wts., Exp. 9/05(4) .......................            330            1,572
Concentric Network Corp. Wts., Exp. 6/98 ...............................            600           57,300
Foamex LP/JPS Automotive Corp. Wts., Exp. 7/99(4) ......................          1,000           20,000
Gothic Energy Corp. Wts.:
 Exp. 1/03(4) ..........................................................          9,509               95
 Exp. 9/04(4) ..........................................................         10,150           21,569
ICG Communications, Inc. Wts., Exp. 9/05(4) ............................          4,125           91,266
In-Flight Phone Corp. Wts., Exp. 8/02 ..................................            900               --
Orion Network Systems, Inc. Wts., Exp. 1/07(4) .........................            975           12,919
Price Communications Corp. Wts., Exp. 8/07(4) ..........................          4,300           66,650
Protection One, Inc. Wts., Exp. 6/05(4) ................................          6,400           64,000
Teletrac, Inc. Wts., Exp. 8/07(4) ......................................            125            3,750
Wireless One, Inc. Wts., Exp. 10/00(4) .................................          1,500               15
                                                                                              ----------
                                                                                                 590,077
                                                                                              ----------
Total Convertible Sector (Cost $8,238,411)..............................                       9,790,999
                                                                                              ----------

Oppenheimer Multi-Sector Income Trust


                                                                                             Market Value
                                                                               Shares         See Note 1
                                                                           --------------   -------------
Corporate Sector -- 41.6%
Common Stocks -- 0.0%
Capital Gaming International, Inc.(5) ......... ..........................              18     $       --
Intermedia Communications, Inc.(5) ............ ..........................             258         18,830
Optel, Inc.(4)(5) ............................. ..........................             815              8
                                                                                               ----------
                                                                                                   18,838
                                                                                               ----------

                                                                              Face Amount(1)
                                                                             ----------------
Corporate Bonds and Notes -- 34.5%
Aerospace -- 1.5%
America West Airlines, Inc., 10.75% Sr. Nts., 9/1/05 .....................      $1,000,000      1,092,500
Amtran, Inc., 10.50% Sr. Nts., 8/1/04 ....................................         850,000        909,500
Atlas Air, Inc., 9.25% Sr. Nts., 4/15/08(6) ..............................         675,000        676,687
Constellation Finance LLC, 9.80% Airline Receivable Asset-Backed Nts.,
 Series 1997-1, 1/1/01(4) ................................................         500,000        514,219
Pegasus Aircraft Lease Securitization Trust, 11.76% Sr. Nts., Cl. B,
 6/15/04(4) ..............................................................         476,348        492,116
Trans World Airlines, Inc., 11.50% Sr. Sec. Nts., 12/15/04 ...............       1,000,000      1,047,500
                                                                                                ---------
                                                                                                4,732,522
                                                                                                ---------
Chemicals -- 0.9%
ICO, Inc., 10.375% Sr. Nts., 6/1/07 ......................................         475,000        496,375
Laroche Industries, Inc., 9.50% Sr. Sub. Nts., Series B, 9/15/07 .........         500,000        500,000
Pioneer Americas Acquisition Corp., 9.25% Sr. Nts., 6/15/07 ..............         600,000        603,000
Sovereign Specialty Chemicals, Inc., 9.50% Sr. Sub. Nts., 8/1/07(6) ......         600,000        625,500
Sterling Chemicals, Inc., 11.75% Sr. Unsec. Sub. Nts., 8/15/06 ...........         685,000        691,850
                                                                                                ---------
                                                                                                2,916,725
                                                                                                ---------
Consumer Durables -- 0.1%
Holmes Products Corp., 9.875% Gtd. Nts., 11/15/07(6) .....................         400,000        414,000
                                                                                                ---------

Oppenheimer Multi-Sector Income Trust


                                                                                                     Market Value
                                                                                  Face Amount(1)      See Note 1
                                                                                 ----------------   -------------
Consumer Non-Durables -- 0.6%
Consoltex Group, Inc., 11% Gtd. Sr. Sub. Nts., Series B, 10/1/03(4) ..........      $  550,000       $  580,250
Phillips-Van Heusen Corp., 9.50% Sr. Sub. Nts., 5/1/08(6) ....................         360,000          360,000
Revlon Consumer Products Corp., 8.625% Sr. Nts., 2/1/08(6) ...................         465,000          466,162
Revlon Worldwide Corp., Zero Coupon Sr. Sec. Disc. Nts., 10.196%,
 3/15/01(3) ..................................................................         700,000          540,750
                                                                                                     ----------
                                                                                                      1,947,162
                                                                                                     ----------
Energy -- 2.6%
Belden & Blake Corp., 9.875% Sr. Sub. Nts., 6/15/07 ..........................         400,000          399,000
Chesapeake Energy Corp.:
 9.125% Sr. Unsec. Nts., 4/15/06 .............................................         240,000          238,200
 9.625% Sr. Nts., 5/1/05(6) ..................................................       2,000,000        2,022,500
Clark Refinancing & Marketing, Inc., 8.875% Sr. Sub. Nts., 11/15/07 ..........         845,000          857,675
Dailey International, Inc., 9.50% Sr. Unsec. Nts., 2/15/08(6) ................         400,000          404,000
Denbury Management, Inc., 9% Sr. Sub. Nts., 3/1/08 ...........................         400,000          400,000
Grant Geophysical, Inc., 9.75% Sr. Nts., 2/15/08(6) ..........................         400,000          399,000
National Energy Group, Inc., 10.75% Sr. Nts., 11/1/06(8) .....................          90,000           84,600
Parker Drilling Co., 9.75% Gtd. Nts., 11/15/06(6) ............................         250,000          265,625
Petroleum Heat & Power Co., Inc., 9.375% Sub. Debs., 2/1/06 ..................         500,000          442,500
Pogo Producing Co., 8.75% Sr. Sub. Nts., 5/15/07 .............................         790,000          812,712
RAM Energy, Inc., 11.50% Sr. Unsec. Nts., 2/15/08 ............................         500,000          507,500
Statia Terminals International/Statia Terminals (Canada), Inc.,
 11.75% First Mtg. Nts., Series B, 11/15/03 ..................................         200,000          213,000
Stone Energy Corp., 8.75% Sr. Sub. Nts., 9/15/07 .............................         700,000          724,500
Universal Compression Holdings, Inc., 0%/9.875% Sr. Disc. Nts.,
 2/15/08(6)(9) ...............................................................         700,000          442,750
                                                                                                     ----------
                                                                                                      8,213,562
                                                                                                     ----------
Financial -- 0.5%
Saul (B.F.) Real Estate Investment Trust, 9.75% Sr. Sec. Nts., 4/1/08(6) .....         800,000          804,000
Veritas Capital Trust, 10% Gtd. Debs., 1/1/28(6) .............................         525,000          547,312
                                                                                                     ----------
                                                                                                      1,351,312
                                                                                                     ----------

Oppenheimer Multi-Sector Income Trust


                                                                                                   Market Value
                                                                                Face Amount(1)      See Note 1
                                                                               ----------------   -------------
Food & Drug -- 0.6%
Fleming Cos., Inc., 10.625% Sr. Sub. Nts., Series B, 7/31/07 ...............      $1,000,000       $1,057,500
Stater Brothers Holdings, Inc., 9% Sr. Unsec. Sub. Nts., 7/1/04 ............         700,000          728,000
                                                                                                   ----------
                                                                                                    1,785,500
                                                                                                   ----------
Food/Tobacco -- 0.8%
Del Monte Foods Co., 0%/12.50% Sr. Disc. Nts., 12/15/07(6)(9) ..............         500,000          323,750
International Home Foods, Inc., 10.375% Sr. Sub. Nts., 11/1/06 .............         500,000          555,000
Packaged Ice, Inc., 9.75% Sr. Unsec. Nts., 2/1/05(6) .......................         390,000          397,800
Purina Mills, Inc., 9% Sr. Sub. Nts., 3/15/10(6) ...........................         240,000          248,400
SmithField Foods, Inc., 7.625% Sr. Sub. Nts., 2/15/08(6) ...................         400,000          398,000
Windy Hill Pet Food, Inc., 9.75% Sr. Sub. Nts., 5/15/07 ....................         700,000          745,500
                                                                                                   ----------
                                                                                                    2,668,450
                                                                                                   ----------
Forest Products/Containers -- 0.4%
Four M Corp., 12% Sr. Nts., Series B, 6/1/06(4) ............................         300,000          310,500
Riverwood International Corp., 10.625% Sr. Unsec. Nts., 8/1/07 .............         500,000          528,750
U.S. Can Corp., 10.125% Sr. Sub. Nts., Series B, 10/15/06 ..................         250,000          267,500
                                                                                                   ----------
                                                                                                    1,106,750
                                                                                                   ----------
Gaming/Leisure -- 2.2%
AP Holdings, Inc., 0%/11.25% Sr. Disc. Nts., 3/15/08(6)(9) .................         150,000           91,500
Apoca, Inc., 9.25% Sr. Sub. Nts., 3/15/08(6) ...............................         180,000          180,900
Arizona Charlie's, Inc., 12% First Mtg. Nts., Series B, 11/15/00(4)(10) ....         550,000          323,125
Capital Gaming International, Inc., 11.50% Promissory Nts., 8/1/95(10) .....           5,500               --
Capitol Queen & Casino, Inc., 12% First Mtg. Nts., Series A,
 11/15/00(4)(10) ...........................................................         200,000           32,500
Capstar Hotel Co., 8.75% Sr. Sub. Nts., 8/15/07 ............................         435,000          453,487
Hard Rock Hotel, Inc., 9.25% Sr. Sub. Nts., 4/1/05(6) ......................         550,000          555,500
Horseshoe Gaming LLC, 9.375% Sr. Sub. Nts., 6/15/07 ........................       1,000,000        1,072,500
Majestic Star Casino LLC (The), 12.75% Sr. Sec. Nts., 5/15/03 ..............         250,000          273,750
Mohegan Tribal Gaming Authority (Connecticut), 13.50% Sr. Sec. Nts.,
 Series B, 11/15/02 ........................................................         900,000        1,147,500
Premier Parks, Inc.:
 0%/10% Sr. Disc. Nts., 4/1/08(9) ..........................................         380,000          242,725
 9.25% Sr. Nts., 4/1/06 ....................................................         200,000          204,000
Rio Hotel & Casino, Inc., 9.50% Gtd. Sr. Sub. Nts., 4/15/07 ................         600,000          643,500

Oppenheimer Multi-Sector Income Trust


                                                                                                 Market Value
                                                                              Face Amount(1)      See Note 1
                                                                             ----------------   -------------
Gaming/Leisure (Continued)
Showboat Marina Casino Partnership/Showboat Marina Finance Corp.,
 13.50% First Mtg. Nts., Series B, 3/15/03 ...............................      $1,000,000       $1,177,500
Six Flags Entertainment Corp., 8.75% Sr. Nts., 4/1/06 ....................         440,000          446,600
                                                                                                 ----------
                                                                                                  6,845,087
                                                                                                 ----------
Healthcare -- 0.8%
Fresenius Medical Care Capital Trust II, 7.875% Gtd. Nts., 2/1/08(6) .....         500,000          496,250
Integrated Health Services, Inc.:
 9.50% Sr. Sub. Nts., 9/15/07 ............................................         600,000          625,500
 10.25% Sr. Sub. Nts., 4/30/06 ...........................................          15,000           16,237
Magellan Health Services, Inc., 9% Sr. Sub. Nts., 2/15/08(6) .............         630,000          633,150
Sun Healthcare Group, Inc., 9.50% Sr. Sub. Nts., 7/1/07(6) ...............         800,000          832,000
                                                                                                 ----------
                                                                                                  2,603,137
                                                                                                 ----------
Housing -- 0.5%
Engle Homes, Inc., 9.25% Sr. Nts., 2/1/08 ................................         400,000          404,000
Nortek, Inc.:
 9.125% Sr. Nts., Series B, 9/1/07 .......................................         420,000          430,500
 9.25% Sr. Nts., Series B, 3/15/07 .......................................         600,000          618,000
                                                                                                 ----------
                                                                                                  1,452,500
                                                                                                 ----------
Information Technology -- 2.6%
Bell Technology Group Ltd., Units (each unit consists of $1,000 principal amount of 13% sr. nts., 5/1/05 and one warrant to purchase
 one share of common stock)(6)(11) .......................................         600,000          618,000
Concentric Network Corp., 12.75% Sr. Nts., 12/15/07(6) ...................         600,000          663,000
Covad Communications Group, Inc., Units (each unit consists of $1,000 principal amount of 0%/13.50% sr. disc. nts., 3/15/08 and one warrant
 to purchase 6.4792 common shares)(6)(9) .................................         745,000          411,612
Details, Inc., 10% Sr. Sub. Nts., Series B, 11/15/05 .....................         600,000          618,000
Dyncorp, Inc., 9.50% Sr. Sub. Nts., 3/1/07 ...............................         600,000          618,000
ICG Services, Inc., 0%/10% Sr. Disc. Nts., 2/15/08(6)(9) .................         500,000          317,500
PSINet, Inc., 10% Sr. Nts., 2/15/05(6) ...................................       1,200,000        1,236,000
Tracor, Inc., 8.50% Sr. Sub. Nts., 3/1/07 ................................         750,000          821,250
Unisys Corp.:
 7.875% Sr. Nts., 4/1/08 .................................................         575,000          576,437
 11.75% Sr. Nts., 10/15/04 ...............................................         500,000          579,375

Oppenheimer Multi-Sector Income Trust


                                                                                                   Market Value
                                                                                Face Amount(1)      See Note 1
                                                                               ----------------   -------------
Information Technology (Continued)
Verio, Inc., 10.375% Sr. Nts., 4/1/05(6) ...................................       $405,000        $  421,200
WAM!Net, Inc., Units (each unit consists of $1,000 principal amount of
 0%/13.25% sr. disc. nts., 3/1/05 and three warrants to purchase 6.03
 shares of common stock)(6)(9)(11) .........................................        500,000           322,500
Wavetek Corp., 10.125% Sr. Sub. Nts., 6/15/07 ..............................        800,000           832,000
                                                                                                   ----------
                                                                                                    8,034,874
                                                                                                   ----------
Manufacturing -- 2.4%
Burke Industries, Inc., 10% Sr. Sub. Nts., 8/15/07 .........................        700,000           738,500
Clark-Schwebel, Inc.:
 10.50% Sr. Nts., 4/15/06 ..................................................        250,000           277,500
 12.50% Debs., Series B, 7/15/07(7) ........................................        689,910           734,754
Eagle-Picher Industries, Inc., 9.375% Sr. Sub. Nts., 3/1/08(6) .............        350,000           355,250
Grove Worldwide LLC, 9.25% Sr. Sub. Nts., 5/1/08(6) ........................        315,000           315,000
Hydrochem Industrial Services, Inc., 10.375% Sr. Sub. Nts., 8/1/07 .........        950,000           992,750
Indesco International, Inc., 9.75% Sr. Sub. Nts., 4/15/08(6) ...............        200,000           201,000
Insilco Corp., 10.25% Sr. Unsec. Sub. Nts., 8/15/07 ........................        800,000           844,000
International Wire Group, Inc., 11.75% Sr. Sub. Nts., Series B, 6/1/05 .....        700,000           773,500
Maxxam Group, Inc., 0%/12.25% Sr. Sec. Disc. Nts., 8/1/03(9) ...............        250,000           255,625
Paragon Corp. Holdings, Inc., 9.625% Sr. Nts., 4/1/08(6) ...................        185,000           183,150
Polymer Group, Inc., 8.75% Sr. Sub. Nts., 3/1/08(6) ........................        500,000           510,000
Roller Bearing Co. of America, Inc., 9.625% Gtd. Sr. Sub. Nts.,
 Series B, 6/15/07(4) ......................................................        500,000           513,750
Terex Corp., 8.875% Sr. Sub. Nts., 4/1/08(6) ...............................        210,000           208,425
Unifrax Investment Corp., 10.50% Sr. Nts., 11/1/03(4) ......................        525,000           548,625
                                                                                                   ----------
                                                                                                    7,451,829
                                                                                                   ----------
Media/Entertainment: Broadcasting -- 1.3%
Capstar Broadcasting Partners, Inc., 9.25% Sr. Sub. Nts., 7/1/07 ...........        900,000           942,750
Chancellor Media Corp., 8.75% Sr. Sub. Nts., Series B, 6/15/07 .............        700,000           728,000
Jacor Communications Co.:
 8% Sr. Sub. Nts., 2/15/10 .................................................        400,000           398,000
 8.75% Gtd. Sr. Sub. Nts., Series B, 6/15/07 ...............................        220,000           227,700
Radio One, Inc., 7% Sr. Sub. Nts., Series B, 5/15/04(12) ...................        700,000           717,500
Sinclair Broadcast Group, Inc., 8.75% Sr. Sub. Nts., 12/15/07 ..............        500,000           508,750
Spanish Broadcasting Systems, Inc., 11% Sr. Nts., 3/15/04 ..................        475,000           517,750
                                                                                                   ----------
                                                                                                    4,040,450
                                                                                                   ----------

Oppenheimer Multi-Sector Income Trust


                                                                                                     Market Value
                                                                                  Face Amount(1)      See Note 1
                                                                                 ----------------   -------------
Media/Entertainment: Cable/Wireless Video -- 2.2%
Adelphia Communications Corp.:
 8.375% Sr. Nts., Series B, 2/1/08 ...........................................      $  250,000       $  248,750
 9.25% Sr. Nts., 10/1/02 .....................................................         435,000          451,312
 9.875% Sr. Nts., Series B, 3/1/07 ...........................................         565,000          608,788
Cablevision Systems Corp. Holdings, Inc.:
 9.875% Sr. Sub. Debs., 4/1/23 ...............................................         350,000          387,625
 9.875% Sr. Sub. Nts., 5/15/06 ...............................................       1,000,000        1,095,000
EchoStar DBS Corp., 12.50% Gtd. Nts., 7/1/02 .................................         615,000          691,875
EchoStar Satellite Broadcasting Corp., 0%/13.125% Sr. Sec. Disc. Nts.,
 3/15/04(9) ..................................................................       1,000,000          920,000
Falcon Holding Group LP:
 0%/9.285% Sr. Disc. Debs., 4/15/10(6)(9) ....................................         250,000          159,375
 8.375% Sr. Debs., 4/15/10(6) ................................................         975,000          964,031
Helicon Group LP/Helicon Capital Corp., 11% Sr. Sec. Nts., Series B,
 11/1/03(13) .................................................................         250,000          266,875
Optel, Inc., 13% Sr. Nts., Series B, 2/15/05 .................................         480,000          538,800
TCI Satellite Entertainment, Inc., 0%/12.25% Sr. Sub. Disc. Nts.,
 2/15/07(9) ..................................................................         145,000          103,675
United International Holdings, Inc., 0%/10.75% Sr. Disc. Nts., 2/15/08(9) ....         600,000          380,250
                                                                                                     ----------
                                                                                                      6,816,356
                                                                                                     ----------
Media/Entertainment: Diversified Media -- 1.1%
Ascent Entertainment Group, Inc., 0%/11.875% Sr. Sec. Disc. Nts.,
 12/15/04(9) .................................................................         290,000          185,600
Chancellor Media Corp., 10.50% Sr. Sub. Nts., Series B, 1/15/07 ..............         735,000          828,713
Hollinger International Publishing, Inc., 9.25% Gtd. Sr. Sub. Nts., 2/1/06....         250,000          261,563
Hollywood Theaters, Inc., 10.625% Sr. Sub. Nts., 8/1/07 ......................         475,000          513,000
Lamar Advertising Co., 8.625% Sr. Sub. Nts., 9/15/07 .........................         875,000          892,500
SFX Entertainment, Inc., 9.125% Sr. Sub. Nts., 2/1/08(6) .....................         600,000          585,000
                                                                                                     ----------
                                                                                                      3,266,376
                                                                                                     ----------
Media/Entertainment-Telecommunications -- 3.5%
e.spire Communications, Inc., 13.75% Sr. Nts., 7/15/07 .......................         205,000          242,925
DTI Holdings, Inc., Units (each unit consists of $1,000 principal amount of 0%/12.50% sr. disc. nts., 3/1/08 and five warrants to purchase 7.76
 ordinary shares)(6)(9)(11) ..................................................         500,000          286,250
Facilicom International, Inc., 10.50% Sr. Nts., 1/15/08(6) ...................         450,000          465,750

Oppenheimer Multi-Sector Income Trust


                                                                                                  Market Value
                                                                               Face Amount(1)      See Note 1
                                                                              ----------------   -------------
Media/Entertainment: Telecommunications (Continued)
Firstworld Communications, Inc., Units (each unit consists of $1,000 principal amount of 0%/13% sr. disc. nts., 4/15/08 and one warrant
 to purchase 7.9002 shares of series B common stock)(6)(9)(11) ............      $1,160,000      $  591,600
Focal Communications Corp., 0%/12.125% Sr. Disc. Nts., 2/15/08(6)(9) ......         600,000         357,750
GST Telecommunications, Inc., 12.75% Sr. Sub. Nts., 11/15/07(13) ..........         250,000         281,906
ICG Holdings, Inc., 0%/13.50% Sr. Disc. Nts., 9/15/05(9) ..................         430,000         366,575
Intermedia Communications, Inc.:
 0%/11.25% Sr. Disc. Nts., Series B, 7/15/07(9) ...........................         880,000         651,200
 8.50% Sr. Nts., Series B, 1/15/08 ........................................         640,000         659,200
 8.875% Sr. Nts., 11/1/07 .................................................         300,000         312,000
ITC Deltacom, Inc.:
 11% Sr. Nts., 6/1/07 .....................................................         250,000         285,000
 8.875% Sr. Nts., 3/1/08(6) ...............................................         500,000         522,500
IXC Communications, Inc., 9% Sr. Sub. Nts., 4/15/08(6) ....................         120,000         120,900
KMC Telecom Holdings, Inc., Units (each unit consists of $1,000 principal amount of 0%/12.50% sr. disc. nts., 2/15/08 and one
 warrant to purchase .21875 ordinary shares)(6)(9)(11) ....................         920,000         561,200
Level 3 Communications, Inc., 9.125% Sr. Nts., 5/1/08(6) ..................         750,000         742,031
Long Distance International, Inc., Units (each unit consists of $1,000 principal amount of 12.25% sr. nts., 4/15/08 and one warrant to
 purchase 15.0875 shares of common stock)(6)(11) ..........................         600,000         603,000
McLeodUSA, Inc.:
 0%/10.50% Sr. Disc. Nts., 3/1/07(9) ......................................         255,000         190,613
 8.375% Sr. Nts., 3/15/08(6) ..............................................         260,000         265,200
NEXTLINK Communications, Inc.:
 0%/9.45% Sr. Disc. Nts., 4/15/08(6)(9) ...................................       1,000,000         625,000
 9% Sr. Nts., 3/15/08(6) ..................................................         450,000         461,250
 9.625% Sr. Nts., 10/1/07 .................................................         500,000         526,250
NTL, Inc., 10% Sr. Nts., 2/15/07 ..........................................         250,000         268,125
Qwest Communications International, Inc., 0%/9.47% Sr. Disc. Nts.,
 10/15/07(9) ..............................................................       1,125,000         810,000
Viatel, Inc., Units:
 (each unit consists of $1,000 principal amount of 0%/12.50% sr. disc.
  nts., 4/15/08 and .49 shares of series A preferred stock)(6)(9)(11) .....         500,000         305,000
 (each unit consists of $1,000 principal amount of 11.25% sr. nts.,
  and .483 shares of series A preferred stock)(6)(11) .....................         195,000         206,700
                                                                                                 ----------
                                                                                                 10,707,925
                                                                                                 ----------

Oppenheimer Multi-Sector Income Trust


                                                                                                    Market Value
                                                                                 Face Amount(1)      See Note 1
                                                                                ----------------   -------------
Media/Entertainment: Wireless Communications -- 3.2%
American Mobile Radio Corp., Units (each unit consists of $1,000 principal amount of 12.25% sr. nts., 12/15/07 and one warrant to
 purchase 3.75749 shares of common stock)(6)(11) ............................      $  390,000      $  397,800
CellNet Data Systems, Inc., 0%/14% Sr. Disc. Nts., 10/1/07(9) ...............         709,000         402,358
Crown Castle International Corp., 0%/10.625% Sr. Disc. Nts.,
 11/15/07(6)(9) .............................................................         800,000         550,000
Iridium LLC/Iridium Capital Corp., 11.25% Sr. Nts., 7/15/05(6) ..............         250,000         259,375
Microcell Telecommunications, Inc., 0%/14% Sr. Disc. Nts., Series B,
 6/1/06(9) ..................................................................         500,000         373,750
Millicom International Cellular SA, 0%/13.50% Sr. Disc. Nts., 6/1/06(9) .....         355,000         279,563
Nextel Communications, Inc.:
 0%/9.75% Sr. Disc. Nts., 10/31/07(9) .......................................       1,425,000         933,375
 0%/9.95% Sr. Disc. Nts., 2/15/08(6)(9) .....................................         500,000         321,250
Omnipoint Corp.:
 11.625% Sr. Nts., 8/15/06 ..................................................         490,000         535,325
 11.625% Sr. Nts., Series A, 8/15/06 ........................................       1,250,000       1,365,625
ORBCOMM Global LP/ORBCOMM Capital Corp., 14% Sr. Nts., 8/15/04 ..............         200,000         234,000
Orbital Imaging Corp., Units (each unit consists of $1,000 principal amount of 11.625% sr. nts., 3/1/05 and one warrant to purchase
 8.7516 ordinary shares)(6)(11) .............................................         240,000         258,600
Orion Network Systems, Inc., 0%/12.50% Sr. Disc. Nts., 1/15/07(9) ...........       1,275,000         988,125
Pinnacle Holdings, Inc., 0%/10% Sr. Disc. Nts., 3/15/08(6)(9) ...............         800,000         508,000
Price Communications Cellular Holdings, Inc., 0%/13.50% Sr. Disc. Nts.,
 Series B, 8/1/07(9) ........................................................       1,250,000         868,750
Price Communications Wireless, Inc., 11.75% Sr. Sub. Nts., 7/15/07 ..........         100,000         112,750
SBA Communications Corp., 0%/12% Sr. Disc. Nts., 3/1/08(6)(9) ...............       1,200,000         720,000
Sprint Spectrum LP/Sprint Spectrum Finance Corp., 11% Sr. Nts.,
 8/15/06 ....................................................................         500,000         575,000
Teletrac, Inc., 14% Sr. Nts., Series B, 8/1/07 ..............................         125,000         120,625
Winstar Equipment Corp., 12.50% Gtd. Sr. Sec. Exchangeable Nts.,
 3/15/04 ....................................................................         200,000         225,500
                                                                                                   ----------
                                                                                                   10,029,771
                                                                                                   ----------

Oppenheimer Multi-Sector Income Trust


                                                                                                 Market Value
                                                                              Face Amount(1)      See Note 1
                                                                             ----------------   -------------
Metals/Minerals -- 0.9%
AK Steel Corp., 9.125% Sr. Nts., 12/15/06 ................................      $  700,000       $  742,000
Bar Technologies, Inc., 13.50% Sr. Sec. Nts., 4/1/01 .....................         250,000          270,000
Keystone Consolidated Industries, Inc., 9.625% Sr. Sec. Nts., 8/1/07 .....         900,000          933,750
Metallurg, Inc., 11% Sr. Nts., 12/1/07(6) ................................         675,000          707,063
                                                                                                 ----------
                                                                                                  2,652,813
                                                                                                 ----------
Retail -- 0.8%
Boyds Collection Ltd., 9% Sr. Sub. Nts., 5/15/08(6) ......................         360,000          363,600
Eye Care Centers of America, Inc.:
 9.125% Sr. Sub. Nts., 5/1/08(6) .........................................         360,000          362,700
 12% Sr. Nts., 10/1/03 ...................................................         185,000          199,800
Finlay Enterprises, Inc., 9% Debs., 5/1/08 ...............................         240,000          242,700
Finlay Fine Jewelry Corp.:
 8.375% Sr. Nts., 5/1/08 .................................................         300,000          301,875
 10.625% Sr. Nts., 5/1/03(4) .............................................         250,000          261,875
Pantry, Inc. (The), 10.25% Sr. Sub. Nts., 10/15/07 .......................         775,000          798,250
                                                                                                 ----------
                                                                                                  2,530,800
                                                                                                 ----------
Service -- 1.6%
Allied Waste Industries, Inc., 0%/11.30% Sr. Disc. Nts., 6/1/07(9) .......         500,000          371,250
Borg-Warner Security Corp., 9.625% Sr. Sub. Nts., 3/15/07 ................         700,000          780,500
Coinstar, Inc., 0%/13% Sr. Disc. Nts., 10/1/06(9) ........................         500,000          406,250
Comforce Operating, Inc., 12% Sr. Nts., Series B, 12/1/07 ................         200,000          216,000
Fisher Scientific International, Inc., 9% Sr. Sub. Nts., 2/1/08(6) .......       1,000,000        1,010,000
Kindercare Learning Centers, Inc., 9.50% Sr. Sub. Nts., 2/15/09 ..........         400,000          404,000
Newcor, Inc., 9.875% Sr. Sub. Nts., 3/1/08(6) ............................         500,000          505,000
Protection One Alarm Monitoring, Inc., 0%/13.625% Sr. Disc. Nts.,
 6/30/05(9) ..............................................................       1,100,000        1,237,500
                                                                                                 ----------
                                                                                                  4,930,500
                                                                                                 ----------
Transportation -- 2.7%
Cambridge Industries, Inc., 10.25% Sr. Sub. Nts., Series B, 7/15/07 ......         800,000          832,000
Coach USA, Inc., 9.375% Gtd. Sr. Sub. Nts., Series B, 7/1/07 .............         925,000          971,250
Collins & Aikman Products Co., 11.50% Gtd. Sr. Sub. Nts., 4/15/06 ........         700,000          787,500
Hvide Marine, Inc., 8.375% Sr. Nts., 2/15/08(6) ..........................         320,000          313,600
Key Plastics, Inc., 10.25% Sr. Sub. Nts., Series B, 3/15/07 ..............         775,000          825,375

Oppenheimer Multi-Sector Income Trust


                                                                                                  Market Value
                                                                               Face Amount(1)      See Note 1
                                                                              ----------------   --------------
Transportation (Continued)
Navigator Gas Transport plc:
 10.50% First Priority Ship Mtg. Nts., 6/30/07(6) .........................      $ 1,250,000     $ 1,309,375
 Units (each unit consists of $1,000 principal amount of 12%
  second priority ship mtg. nts., 6/30/07 and 7.66 warrants)(6)(11) .......          250,000         286,250
Oxford Automotive, Inc., 10.125% Sr. Unsec. Sub. Nts., 6/15/07 ............          600,000         636,000
Sea Containers Ltd., 7.875% Sr. Nts., 2/15/08(6) ..........................          500,000         489,375
Transtar Holdings LP/Transtar Capital Corp., 0%/13.375% Sr. Disc. Nts.,
 Series B, 12/15/03(9) ....................................................        1,500,000       1,385,625
Trico Marine Services, Inc., 8.50% Gtd. Sr. Nts., Series D, 8/1/05 ........          475,000         477,375
                                                                                                 -----------
                                                                                                   8,313,725
                                                                                                 -----------
Utility -- 0.7%
Calpine Corp., 10.50% Sr. Nts., 5/15/06(4) ................................          565,000         625,738
El Paso Electric Co., 9.40% First Mtg. Bonds, Series E, 5/1/11 ............          570,000         652,650
ESI Tractebel Acquisition Corp., 7.99% Bonds, 12/30/11(6) .................        1,000,000         999,301
                                                                                                 -----------
                                                                                                   2,277,689
                                                                                                 -----------
                                                                                                 107,089,815
                                                                                                 -----------
Structured Instruments -- 7.1%
Bear Stearns High Yield Composite Index Linked Nts., 9%,
 6/5/98-10/13/98 ..........................................................       10,500,000      10,667,400
Lehman High Yield Index Nts.:
 7.988%, 7/6/98 ...........................................................        3,000,000       3,007,200
 9%, 7/8/98 ...............................................................        3,000,000       2,947,500
Shoshone Partners Loan Trust Sr. Nts.:
 5/31/02 (representing a basket of reference loans and a total return
  swap between Chase Manhattan Bank and the Trust)(4)(14) .................          500,000         500,000
 7.379%, 4/28/02 (representing a basket of reference loans and a total
  return swap between Chase Manhattan Bank and the Trust)(4)(13) ..........        4,500,000       4,913,253
                                                                                                 -----------
                                                                                                  22,035,353
                                                                                                 -----------
Total Corporate Sector (Cost $125,202,541).................................                      129,144,006
                                                                                                 -----------

Oppenheimer Multi-Sector Income Trust


                                                                                                 Market Value
                                                                              Face Amount(1)      See Note 1
                                                                             ----------------   -------------
International Sector -- 25.0%
Corporate Bonds and Notes -- 4.4%
Financial -- 2.0%
Bakrie Investindo, Zero Coupon Promissory Nts., 3/16/99(4)(15)IDR ........    3,160,000,000      $   98,137
Export-Import Bank of Japan, 4.375% Unsec. Nts., 10/1/03JPY ..............      294,000,000       2,585,266
Hypothekenbank in Essen AG:
 4.50% Sec. Nts., Series 478, 5/2/03DEM ..................................          830,000         455,680
 5.75% Sec. Nts., Series 447, 10/2/03DEM .................................        4,960,000       2,874,566
KFW International Finance, Inc., 6.75% Gtd. Bank Nts., 6/20/05DEM ........          250,000         153,420
PT Polysindo Eka Perkasa, Zero Coupon:
 Nts., Series 2, 7/15/98(4)(15)IDR .......................................    1,314,400,000          32,656
 Promissory Nts., 3/16/99(4)(15)IDR ......................................    3,000,000,000          93,168
                                                                                                 ----------
                                                                                                  6,292,893
                                                                                                 ----------
Food/Tobacco -- 0.2%
Sparkling Spring Water Group Ltd., 11.50% Sr. Sub. Nts., 11/15/07(6) .....          475,000         498,750
                                                                                                 ----------
Media/Entertainment: Cable/Wireless Video -- 0.2%
Rogers Communications, Inc., 8.875% Sr. Nts., 7/15/07 ....................          675,000         683,438
                                                                                                 ----------
Media/Entertainment: Diversified Media -- 0.3%
Imax Corp., 10% Sr. Nts., 3/1/01 .........................................        1,000,000       1,042,500
                                                                                                 ----------
Media/Entertainment: Telecommunications -- 1.0%
COLT Telecom Group plc, Units (each unit consists of $1,000 principal amount of 0%/12% sr. disc. nts., 12/15/06 and one warrant to
 purchase 7.8 ordinary shares)(9)(11) ....................................          900,000         819,000
Diamond Cable Communications plc, 0%/11.75% Sr. Disc. Nts.,
 12/15/05(9) .............................................................        1,600,000       1,280,000
Diamond Holdings plc, 9.125% Sr. Nts., 2/1/08(6) .........................          200,000         204,500
RSL Communications plc, 9.125% Sr. Nts., 3/1/08(6) .......................          500,000         505,000
TeleWest Communications plc, 0%/11% Sr. Disc. Debs.,
 10/1/07(9) ..............................................................          500,000         405,000
                                                                                                 ----------
                                                                                                  3,213,500
                                                                                                 ----------

Oppenheimer Multi-Sector Income Trust


                                                                                                    Market Value
                                                                                 Face Amount(1)      See Note 1
                                                                                ----------------   -------------
Media/Entertainment: Wireless Communications -- 0.4%
Cellular Communications International, Inc., 0%/9.50% Bonds,
 4/1/05(6)(9)XEU ............................................................       1,525,000      $1,167,028
                                                                                                   ----------
Metals/Minerals -- 0.3%
Algoma Steel, Inc., 12.375% First Mtg. Nts., 7/15/05 ........................         700,000         829,500
International Utility Structures, Inc., 10.75% Sr. Sub. Nts., 2/1/08(6) .....         200,000         208,000
                                                                                                   ----------
                                                                                                    1,037,500
                                                                                                   ----------
                                                                                                   13,935,609
                                                                                                   ----------
Foreign Government Obligations -- 18.4%
Argentina -- 1.5%
Argentina (Republic of) Sr. Unsec. Unsub. Bonds, 11%, 10/9/06 ...............       3,570,000       3,900,225
Banco Hipotecario Nacional (Argentina) Medium-Term Nts., 10.625%,
 8/7/06(16) .................................................................         700,000         727,562
                                                                                                   ----------
                                                                                                    4,627,787
                                                                                                   ----------
Australia -- 0.4%
New South Wales Treasury Corp. Gtd. Bonds, 7%, 4/1/04AUD ....................       1,570,000       1,076,322
Queensland Treasury Corp. Exchangeable Gtd. Nts., 8%, 5/14/03AUD ............         200,000         143,333
                                                                                                   ----------
                                                                                                    1,219,655
                                                                                                   ----------
Brazil -- 1.9%
Brazil (Federal Republic of) Bonds, Series RG, 6.688%, 4/15/12(13) ..........         820,000         652,925
Brazil (Federal Republic of) Debt Conversion Bonds, 6.688%,
 4/15/12(13) ................................................................       6,650,000       5,295,062
                                                                                                   ----------
                                                                                                    5,947,987
                                                                                                   ----------
Bulgaria -- 0.3%
Bulgaria (Republic of) Disc. Bonds, Tranche A, 6.563%, 7/28/24(13) ..........         991,000         810,142
                                                                                                   ----------
Canada -- 0.4%
Canada (Government of) Bonds, 10.25%, 12/1/98CAD ............................       1,800,000       1,298,548
                                                                                                   ----------

Oppenheimer Multi-Sector Income Trust


                                                                                                 Market Value
                                                                              Face Amount(1)      See Note 1
                                                                             ----------------   -------------
Ecuador -- 0.8%
Ecuador (Republic of) Debs., 6.625%, 2/27/15(13) .........................    $      400,560     $  252,854
Ecuador (Republic of) Disc. Bonds, 6.625%, 2/28/25(13) ...................         1,910,000      1,401,462
Ecuador (Republic of) Par Bonds, 3.50%, 2/28/25(13) ......................           945,000        517,388
Ecuador (Republic of) Past Due Interest Bonds, 6.625%,
 2/27/15(13) .............................................................           639,784        403,864
                                                                                                 ----------
                                                                                                  2,575,568
                                                                                                 ----------
Germany -- 1.7%
Germany (Republic of) Bonds:
 6.50%, 7/15/03DEM .......................................................         2,300,000      1,383,335
 8.25%, 9/20/01DEM .......................................................         1,610,000        999,377
 Series 98, 5.25%, 1/4/08DEM .............................................         4,500,000      2,545,031
 Series JA07, Zero Coupon, 5.748%, 1/4/07(3)DEM ..........................            95,000         34,623
 Series JL07, Zero Coupon, 5.66%, 7/4/07(3)DEM ...........................           510,000        179,900
                                                                                                 ----------
                                                                                                  5,142,266
                                                                                                 ----------
Great Britain -- 1.2%
United Kingdom Treasury Bonds:
 8%, 9/25/09GBP ..........................................................           985,000      1,933,587
 9%, 10/13/08GBP .........................................................           915,000      1,902,789
                                                                                                 ----------
                                                                                                  3,836,376
                                                                                                 ----------
Italy -- 0.8%
Italy (Republic of) Treasury Bonds, Buoni del Tesoro Poliennali,
 8.50%, 1/1/04ITL ........................................................     3,835,000,000      2,533,725
                                                                                                 ----------
Ivory Coast -- 0.4%
Ivory Coast (Government of) Past Due Interest Bonds, 2%,
 12/29/49(12) ............................................................         2,630,000      1,111,175
                                                                                                 ----------
Jordan -- 0.1%
Hashemite (Kingdom of Jordan) Bonds, Series DEF, 5%, 12/23/23(12) ........           500,000        358,750
                                                                                                 ----------
Korea, Republic of (South) -- 0.3%
Korea (Republic of) Bonds, 8.875%, 4/15/08 ...............................           850,000        835,948
                                                                                                 ----------

Oppenheimer Multi-Sector Income Trust


                                                                                        Market Value
                                                                     Face Amount(1)      See Note 1
                                                                    ----------------   -------------
Mexico -- 2.7%
Bonos de la Tesoreria de la Federacion, Zero Coupon, 20.342%,
 3/11/99(3)MXP ..................................................      15,293,610       $1,532,111
Petroleos Mexicanos Debs., 14.50%, 3/31/06GBP ...................         280,000          599,245
United Mexican States Bonds, 11.50%, 5/15/26 ....................       5,120,000        6,188,800
                                                                                        ----------
                                                                                         8,320,156
                                                                                        ----------
New Zealand -- 0.3%
New Zealand (Government of) Bonds:
 8%, 11/15/06NZD ................................................         450,000          267,254
 10%, 3/15/02NZD ................................................       1,295,000          781,263
                                                                                        ----------
                                                                                         1,048,517
                                                                                        ----------
Nigeria -- 0.2%
Nigeria (Federal Republic of) Promissory Nts., Series RC, 5.092%,
 1/5/10 .........................................................         898,476          644,433
                                                                                        ----------
Norway -- 0.9%
Norway (Government of) Bonds:
 5.75%, 11/30/04NOK .............................................      17,015,000        2,334,349
 9.50%, 10/31/02NOK .............................................       2,955,000          463,571
                                                                                        ----------
                                                                                         2,797,920
                                                                                        ----------
Panama -- 0.6%
Panama (Government of) Bonds, 8.875%, 9/30/27 ...................         545,000          530,694
Panama (Government of) Past Due Interest Debs., 6.563%,
 7/17/16(13) ....................................................       1,702,802        1,417,583
                                                                                        ----------
                                                                                         1,948,277
                                                                                        ----------
Peru -- 0.6%
Peru (Republic of) Front-Loaded Interest Reduction Bonds, 3.25%,
 3/7/17(13) .....................................................       3,115,000        1,942,981
                                                                                        ----------
Philippines -- 0.1%
Philippines (Republic of) Bonds, 8.75%, 10/7/16 .................         310,000          295,275
                                                                                        ----------
Poland -- 0.4%
Poland (Republic of) Par Bonds, 3%, 10/27/24(12) ................       1,655,000        1,064,372
                                                                                        ----------

Oppenheimer Multi-Sector Income Trust


                                                                                                   Market Value
                                                                               Face Amount(1)       See Note 1
                                                                             ------------------   -------------
Russia -- 1.0%
Russia (Government of) Debs., Series 19 yr., 6.719%, 12/15/15(13) ........   $     3,025,000      $2,136,709
Russia (Government of) Interest Nts., 6.719%, 12/15/15(13) ...............         1,260,000         904,050
                                                                                                  ----------
                                                                                                   3,040,759
                                                                                                  ----------
Turkey -- 0.5%
Turkey (Republic of) Treasury Bills, Zero Coupon, 96.514%,
 9/2/98(3)TRL ............................................................   511,000,000,000       1,582,337
                                                                                                  ----------
Venezuela -- 0.9%
Venezuela (Republic of) Bonds, 9.25%, 9/15/27 ............................           750,000         661,875
Venezuela (Republic of) Front-Loaded Interest Reduction Bonds,
 Series A, 6.625%, 3/31/07(13) ...........................................         2,357,138       2,150,889
                                                                                                  ----------
                                                                                                   2,812,764
                                                                                                  ----------
Sweden -- 0.4%
Sweden (Kingdom of) Bonds:
 Series 1033, 10.25%, 5/5/03SEK ..........................................         6,400,000       1,010,073
 Series 1037, 8%, 8/15/07SEK .............................................         2,200,000         338,596
                                                                                                  ----------
                                                                                                   1,348,669
                                                                                                  ----------
                                                                                                  57,144,387
                                                                                                  ----------
Loan Participations -- 1.0%
Algeria (Republic of) Reprofiled Debt Loan Participation:
 Tranche 1, 6.688%, 9/4/06(13) ...........................................         1,065,272         840,900
 Tranche A, 7.375%, 3/4/00(13) ...........................................           710,181         673,119
Morocco (Kingdom of) Loan Participation Agreement:
 Tranche A, 6.656%, 1/1/09(4)(13) ........................................           527,000         473,641
 Tranche B, 6.656%, 1/1/04(4)(13) ........................................           705,882         650,735
Trinidad & Tobago Loan Participation Agreement, Tranche B, 1.807%,
 9/30/00(4)(13)JPY .......................................................        71,999,999         506,774
                                                                                                  ----------
                                                                                                   3,145,169
                                                                                                  ----------

Oppenheimer Multi-Sector Income Trust


                                                                                                   Market Value
                                                                                  Units             See Note 1
                                                                             ------------------   -------------
Rights, Warrants and Certificates -- 0.0%
Australis Media Ltd. Wts., Exp. 5/00(4) ..................................               80         $     1
Microcell Telecommunications, Inc. Wts., Exp. 6/06(4) ....................            2,800          73,150
                                                                                                    -------
                                                                                                     73,151
                                                                                                    -------

                                                                              Face Amount(1)
                                                                             ----------------
Structured Instruments -- 1.2%
Lehman Brothers Holdings, Inc.:
 Greek Drachma/Swiss Franc Linked Nts., Zero Coupon, 3/31/99 .............      $ 1,490,000       1,529,187
 Chilean Peso/Japanese Yen Linked Nts., 18%, 7/28/98 .....................          350,000         350,000
 Chilean Peso/Japanese Yen Linked Nts., 17.50%, 7/28/98 ..................          350,000         350,000
Standard Chartered Bank, Korean Won/Japanese Yen Linked Nts.,
 28.50%, 4/30/99 .........................................................        1,500,000       1,495,650
                                                                                                 ----------
                                                                                                  3,724,837
                                                                                                 ----------
Total International Sector (Cost $78,026,655) ............................                       78,023,153
                                                                                                 ----------
Mortgage-Backed Sector -- 23.4%
Government Agency -- 20.0%
FHLMC/FNMA/Sponsored -- 16.2%
Federal Home Loan Mortgage Corp., Certificates of Participation, 12%,
 5/1/10-6/1/15 ...........................................................        1,659,523       1,907,245
Federal Home Loan Mortgage Corp., Collateralized Mtg. Obligations,
 Gtd. Multiclass Mtg. Participation Certificates, Series 1343, Cl. LA, 8%,
 8/15/22 .................................................................        1,000,000       1,087,081
Federal Home Loan Mortgage Corp., Interest-Only Stripped Mtg.-Backed
 Security, Series 177, C1. B, 6.90%-7.32%, 7/1/26(17) ....................       10,445,830       2,859,547
Federal National Mortgage Assn.:
 6.50%, 5/1/13-5/1/28(14) ................................................       11,700,000      11,682,498
 7%, 5/1/13-5/25/27(14) ..................................................       21,970,000      22,236,752
 7.50%, 6/1/10 ...........................................................        1,341,625       1,383,847
 11%, 7/1/16 .............................................................          724,360         822,149

Oppenheimer Multi-Sector Income Trust


                                                                                                 Market Value
                                                                              Face Amount(1)      See Note 1
                                                                             ----------------   -------------
FHLMC/FNMA/Sponsored (Continued)
Federal National Mortgage Assn., Gtd. Mtg. Pass-Through Certificates,
 13%, 6/1/15 .............................................................      $   905,573     $1,079,326
Federal National Mortgage Assn., Gtd. Real Estate Mtg. Investment
 Conduit Pass-Through Certificates:
 Trust 1992-162, Cl. C, 7%, 10/25/21 .....................................        5,400,000      5,477,598
 Trust 1995-4, Cl. PC, 8%, 5/25/25 .......................................          664,690        719,882
 Trust 1997-25, Cl. B, 7%, 12/18/22 ......................................          340,000        343,416
 Trust 1997-27, Cl. J, 7.50%, 4/18/27 ....................................          534,881        557,272
Federal National Mortgage Assn., Principal-Only Stripped Mtg.-Backed
 Security, Trust 277-C1, 10.418%, 4/1/27(18) .............................          212,515        171,872
                                                                                                ----------
                                                                                                50,328,485
                                                                                                ----------
GNMA/Guaranteed -- 3.8%
Government National Mortgage Assn.:
 6%, 7/20/27 .............................................................          715,950        731,165
 7%, 5/1/28(14) ..........................................................        6,400,000      6,476,032
 7.50%, 2/15/27 ..........................................................        3,478,558      3,574,740
 11%, 10/20/19 ...........................................................          530,557        596,044
 12%, 11/20/13-9/20/15 ...................................................          563,134        650,012
                                                                                                ----------
                                                                                                12,027,993
                                                                                                ----------
Private -- 3.4%
Commercial -- 2.5%
Asset Securitization Corp., Commercial Mtg. Pass-Through Certificates:
 Series 1996-D3, Cl. A5, 7.224%, 10/13/26(4)(13) .........................          500,000        533,359
 Series 1996-MD6, Cl. A5, 7.224%, 11/13/26(13) ...........................          800,000        821,375
 Series 1997-MD7, Cl. A6, 8.243%, 1/13/30(13) ............................          150,000        157,852
BKB Commercial Mortgage Trust, Commercial Mtg. Obligations, Series
 1997-C1, Cl. C, 7.45%, 10/25/00(4) ......................................          250,000        250,391
Capital Lease Funding Securitization LP, Interest-Only Stripped Mtg.-
 Backed Security, Series 1997-CT L1, 0.549%, 6/22/24(4)(17) ..............       11,502,462        544,066
Commercial Mortgage Acceptance Corp., Interest-Only Stripped Mtg.-
 Backed Security, Series 1996-C1, C1. X-2, 0.981%, 12/25/20(4)(17) .......       12,416,600        322,056

Oppenheimer Multi-Sector Income Trust


                                                                                                  Market Value
                                                                               Face Amount(1)      See Note 1
                                                                              ----------------   -------------
Commercial (Continued)
First Union-Lehman Brothers Commercial Mortgage Trust, Interest-Only
 Stripped Mtg.-Backed Security, Series 1997-C1, 6.89%, 4/18/27(17) ........      $4,717,186      $  353,605
General Motors Acceptance Corp., Interest-Only Stripped Mtg.-Backed
 Security, Series 1997-C1, C1. X, 8.55%, 7/15/27(17) ......................       3,573,330         343,933
Merrill Lynch Mortgage Investors, Inc., Mtg. Pass-Through Certificates,
 Series 1996-C1, Cl. D, 7.42%, 4/25/28 ....................................         800,000         815,766
Morgan Stanley Capital I, Inc., Commercial Mtg. Pass-Through
 Certificates, Series 1996-C1, Cl. D-1, 7.438%, 2/15/28(4)(13) ............       1,000,000       1,026,562
NationsCommercial Corp., NB Commercial Mtg. Pass-Through
 Certificates, Series-DMC:
 Cl. B, 8.562%, 8/12/11(4) ................................................         400,000         419,187
 Cl. C, 8.921%, 8/12/11(4) ................................................         400,000         423,375
Potomac Gurnee Financial Corp., Commercial Mtg. Pass-Through
 Certificates, Series 1, Cl. D, 7.683%, 12/21/26(4) .......................         500,000         517,200
Structured Asset Securities Corp.:
 Commercial Mtg. Pass-Through Certificates, Series 1997-LLI,
  Cl. E, 7.30%, 10/20/34 ..................................................         500,000         503,281
 Multiclass Pass-Through Certificates, Series 1996-C3, Cl. D, 8%,
  6/25/30(4) ..............................................................         650,000         661,578
                                                                                                 ----------
                                                                                                  7,693,586
                                                                                                 ----------
Residential -- 0.9%
CS First Boston Mortgage Securities Corp., Mtg. Pass-Through
 Certificates, Series 1997-C1, Cl. E, 7.50%, 3/1/11(4) ....................         710,000         747,133
First Chicago/Lennar Trust 1, Commercial Mtg. Pass-Through
 Certificates, Series 1997-CHL1, 8.035%, 7/25/06(4)(13) ...................         800,000         843,360
Salomon Brothers Mortgage Securities VII, Series 1996-B,
 Cl. 1, 7.132%, 4/25/26 ...................................................       1,320,681         968,225
Salomon Brothers, Inc., Series 1997-TZH, Cl. D, 7.902%, 3/25/22(4) ........         250,000         265,625
                                                                                                 ----------
                                                                                                  2,824,343
                                                                                                 ----------
Total Mortgage-Backed Sector (Cost $72,210,784) ...........................                      72,874,407
                                                                                                 ----------

Oppenheimer Multi-Sector Income Trust


                                                                                            Market Value
                                                                        Face Amount(1)       See Note 1
                                                                       ----------------   ----------------
Money Market Sector -- 6.7%
Repurchase agreement with Zion First National Bank, 5.52%, dated
 4/30/98, to be repurchased at $21,003,220 on 5/1/98, collateralized by U.S. Treasury Nts., 7.25%, 8/15/07, with a value of $20,526,660, and U.S. Treasury Bills maturing 10/8/98, with a value of $922,348
 (Cost $21,000,000) ................................................     $ 21,000,000      $  21,000,000
                                                                         ------------      -------------
Total Investments, at Value (Cost $343,014,579) ....................            112.3%       349,665,459
Liabilities in Excess of Other Assets ..............................            (12.3)       (38,420,478)
                                                                         ------------      -------------
Net Assets .........................................................            100.0%     $ 311,244,981
                                                                         ============      =============

 1. Face amount is reported in U.S. Dollars, except for those denoted in the following currencies:

       AUD--Australian Dollar               MXP--Mexican Peso
       CAD--Canadian Dollar                 NOK--Norwegian Krone
       DEM--German Mark                     NZD--New Zealand Dollar
       GBP--British Pound Sterling          SEK--Swedish Krona
       IDR--Indonesian Rupiah               TRL--Turkish Lira
       ITL--Italian Lira                    XEU--European Currency Units
       JPY--Japanese Yen

 2. Securities with an aggregate market value of $91,145 are held in collateralized accounts to cover initial margin requirements on open futures sales contracts. See Note 6 of Notes to Financial Statements.

 3. For zero coupon bonds, the interest rate shown is the effective yield on the date of purchase.

 4. Identifies issues considered to be illiquid or restricted--See Note 8 of Notes to Financial Statements.

 5. Non-income producing security.

 6. Represents securities sold under Rule 144A, which are exempt from registration under the Securities Act of 1933, as amended. These securities have been determined to be liquid under guidelines established by the Board of Trustees. These securities amount to $40,376,307 or 12.97% of the Trust's net assets as of April 30, 1998.

 7. Interest or dividend is paid in kind.

 8. A sufficient amount of securities has been designated to cover outstanding forward foreign currency exchange contracts. See Note 5 of Notes to Financial Statements.

 9. Denotes a step bond: a zero coupon bond that converts to a fixed or variable interest rate at a designated future date.

10. Non-income producing--issuer is in default of interest payment.

11. Units may be comprised of several components, such as debt and equity and/or warrants to purchase equity at some point in the future. For units which represent debt securities, face amount disclosed represents total underlying principal.

12. Represents the current interest rate for an increasing rate security.

13. Represents the current interest rate for a variable rate security.

14. When-issued security to be delivered and settled after April 30, 1998.

15. Issuer is in default.

Oppenheimer Multi-Sector Income Trust

16. A sufficient amount of securities have been designated to cover outstanding written options, as follows:

                                                           Contracts      Expiration    Exercise     Premium   Market Value
                                                        Subject to Call      Date         Price     Received    See Note 1
                                                       ----------------- ------------ ------------ ---------- -------------
 Banco Hipotecario Nacional (Argentina) Medium-Term
 Nts., 10.625%, 8/7/06 Call Opt.                              $700         8/7/00         100.00%    $6,440      $28,000

17. Interest-Only Strips represent the right to receive the monthly interest payments on an underlying pool of mortgage loans. These securities typically decline in price as interest rates decline. Most other fixed income securities increase in price when interest rates decline. The principal amount of the underlying pool represents the notional amount on which current interest is calculated. The price of these securities is typically more sensitive to changes in prepayment rates than traditional mortgage-backed securities (for example, GNMA pass-throughs). Interest rates disclosed represent current yields based upon the current cost basis and estimated timing and amount of future cash flows.

18. Principal-Only Strips represent the right to receive the monthly principal payments on an underlying pool of mortgage loans. The value of these securities generally increases as interest rates decline and prepayment rates rise. The price of these securities is typically more volatile than that of coupon-bearing bonds of the same maturity. Interest rates disclosed represent current yields based upon the current cost basis and estimated timing of future cash flows.


See accompanying Notes to Financial Statements.

Statement of Assets and Liabilities April 30, 1998 (Unaudited)
Oppenheimer Multi-Sector Income Trust


ASSETS:
Investments, at value (cost $343,014,579) -- see accompanying statement.............  $349,665,459
Receivables:
 Interest, dividends and principal paydowns ........................................     4,671,908
 Investments sold and options written ..............................................     3,250,202
 Daily variation on futures contracts -- Note 6 ....................................       311,848
 Closed forward foreign currency exchange contracts ................................       157,994
Other ..............................................................................        40,062
                                                                                      ------------
  Total assets .....................................................................   358,097,473
                                                                                      ------------
LIABILITIES:
Bank overdraft .....................................................................     1,472,906
Unrealized depreciation on forward foreign currency exchange contracts -- Note 5 ...        44,369
Options written, at value (premiums received $6,440) --
 see accompanying statement -- Note 7 ..............................................        28,000
Payables and other liabilities:
 Investments purchased (including $40,812,801 purchased on a when-issued basis) --
  Note 1 ...........................................................................    44,434,427
 Daily variation on futures contracts -- Note 6 ....................................       304,159
 Dividends .........................................................................       168,568
 Trustees' fees -- Note 1 ..........................................................       160,862
 Management and administrative fees ................................................        69,922
 Closed forward foreign currency exchange contracts ................................        53,208
 Transfer agent and accounting services fees .......................................         1,343
Other ..............................................................................       114,728
                                                                                      ------------
  Total liabilities ................................................................    46,852,492
                                                                                      ------------
NET ASSETS .........................................................................  $311,244,981
                                                                                      ============
COMPOSITION OF NET ASSETS:
Par value of shares of beneficial interest .........................................  $    291,161
Additional paid-in capital .........................................................   313,688,210
Overdistributed net investment income ..............................................    (1,151,658)
Accumulated net realized loss on investments and foreign currency transactions .....    (8,002,960)
Net unrealized appreciation on investments and translation of assets and liabilities
 denominated in foreign currencies .................................................     6,420,228
                                                                                      ------------
NET ASSETS -- applicable to 29,116,068 shares of beneficial interest outstanding ...  $311,244,981
                                                                                      ============
NET ASSET VALUE PER SHARE ..........................................................  $      10.69
                                                                                      ============

See accompanying Notes to Financial Statements.

Statement of Operations For the Six Months Ended April 30, 1998 (Unaudited) Oppenheimer Multi-Sector Income Trust


INVESTMENT INCOME:
Interest (net of foreign withholding taxes of $63,621)......................  $ 12,693,581
Dividends ..................................................................       201,497
                                                                              ------------
  Total income .............................................................    12,895,078
                                                                              ------------
EXPENSES:
Management fees -- Note 4 ..................................................       998,961
Administrative fees -- Note 4 ..............................................       307,270
Shareholder reports ........................................................        89,999
Trustees' fees and expenses -- Note 1 ......................................        43,662
Custodian fees and expenses ................................................        42,996
Transfer agent and accounting services fees -- Note 4 ......................        42,205
Legal and auditing fees ....................................................        23,212
Registration and filing fees ...............................................        12,837
Other ......................................................................         7,368
                                                                              ------------
  Total expenses ...........................................................     1,568,510
                                                                              ------------
NET INVESTMENT INCOME ......................................................    11,326,568
                                                                              ------------
REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) on:
 Investments ...............................................................     1,431,074
 Closing of futures contracts ..............................................    (1,084,144)
 Closing and expiration of options written -- Note 7 .......................       240,090
 Foreign currency transactions .............................................       (94,724)
                                                                              ------------
  Net realized gain ........................................................       492,296
                                                                              ------------
Net change in unrealized appreciation or depreciation on:
 Investments ...............................................................     3,715,762
 Translation of assets and liabilities denominated in foreign currencies ...    (1,033,044)
                                                                              ------------
  Net change ...............................................................     2,682,718
                                                                              ------------
NET REALIZED AND UNREALIZED GAIN ...........................................     3,175,014
                                                                              ------------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS .......................  $ 14,501,582
                                                                              ============



See accompanying Notes to Financial Statements.

Statements of Changes in Net Assets
Oppenheimer Multi-Sector Income Trust


                                                                       Six Months
                                                                          Ended           Year Ended
                                                                     April 30, 1998       October 31,
                                                                       (Unaudited)           1997
                                                                    ----------------   ----------------
OPERATIONS:
Net investment income ...........................................    $  11,326,568      $  26,006,984
Net realized gain ...............................................          492,296          6,185,833
Net change in unrealized appreciation or depreciation ...........        2,682,718         (3,663,440)
                                                                     -------------      -------------
 Net increase in net assets resulting from operations ...........       14,501,582         28,529,377
                                                                     -------------      -------------
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM
 NET INVESTMENT INCOME                                                 (12,228,747)       (25,738,551)
                                                                     -------------      -------------
NET ASSETS:
Total increase ..................................................        2,272,835          2,790,826
Beginning of period .............................................      308,972,146        306,181,320
                                                                     -------------      -------------
End of period (including overdistributed net investment income of
 $1,151,658 and $249,479, respectively)..........................    $ 311,244,981      $ 308,972,146
                                                                     =============      =============



See accompanying Notes to Financial Statements.

Financial Highlights
Oppenheimer Multi-Sector Income Trust


                                                        Six Months
                                                      Ended April 30,
                                                     1998 (Unaudited)
                                                    ------------------
PER SHARE OPERATING DATA:
Net asset value, beginning of period ..............     $   10.61
                                                        ---------
Income (loss) from investment operations:
 Net investment income ............................           .39
 Net realized and unrealized gain (loss) ..........           .11
                                                        ---------
  Total income from investment operations .........           .50
                                                        ---------
Dividends and distributions to shareholders:
 Dividends from net investment income .............          (.42)
 Tax return of capital distribution ...............            --
                                                        ---------
  Total dividends and distributions to
   shareholders ...................................          (.42)
                                                        ---------
Net asset value, end of period ....................     $   10.69
                                                        =========
Market value, end of period .......................     $   10.25
TOTAL RETURN, AT MARKET VALUE(1)                             5.24%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period
 (in thousands) ...................................     $ 311,245
Average net assets
 (in thousands) ...................................     $ 310,523
Ratios to average net assets:
 Net investment income ............................          7.36%(2)
 Expenses .........................................          1.02%(2)
Portfolio turnover rate(3) ........................         206.9%



                                                                         Year Ended October 31,
                                                    ----------------------------------------------------------------
                                                        1997         1996         1995          1994         1993
                                                    ------------ ------------ ------------ ------------- -----------
PER SHARE OPERATING DATA:
Net asset value, beginning of period ..............   $  10.52     $  10.14     $  10.17      $  10.96    $  10.46
                                                      --------     --------     --------      --------    --------
Income (loss) from investment operations:
 Net investment income ............................        .89          .91          .94          1.00        1.08
 Net realized and unrealized gain (loss) ..........        .08          .37         (.04)         (.82)        .43
                                                      --------     --------     --------      --------    --------
  Total income from investment operations .........        .97         1.28          .90           .18        1.51
                                                      --------     --------     --------      --------    --------
Dividends and distributions to shareholders:
 Dividends from net investment income .............       (.88)        (.90)        (.91)         (.84)      (1.01)
 Tax return of capital distribution ...............         --           --         (.02)         (.13)         --
                                                      --------     --------     --------      --------    --------
  Total dividends and distributions to
   shareholders ...................................       (.88)        (.90)        (.93)         (.97)      (1.01)
                                                      --------     --------     --------      --------    --------
Net asset value, end of period ....................   $  10.61     $  10.52     $  10.14      $  10.17    $  10.96
                                                      ========     ========     ========      =======     ========
Market value, end of period .......................   $  10.13     $   9.88     $  10.00      $   9.50    $  11.25
TOTAL RETURN, AT MARKET VALUE(1)                         11.40%        7.85%       15.62%        (7.46)%     11.10%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period
 (in thousands) ...................................   $308,972     $306,181     $295,128      $295,658    $316,647
Average net assets
 (in thousands) ...................................   $308,712     $298,496     $288,884      $306,686    $307,244
Ratios to average net assets:
 Net investment income ............................       8.42%        8.87%        9.51%         9.17%      10.13%
 Expenses .........................................       0.99%        1.04%        1.05%         1.02%       1.00%
Portfolio turnover rate(3) ........................      258.9%       225.4%       240.1%        187.6%      131.3%

(1) Assumes a hypothetical purchase at the current market price on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and a sale at the current market price on the last business day of the period. Total return does not reflect sales charges or brokerage commissions. Total returns are not annualized for periods of less than one full year.

(2) Annualized.

(3) The lesser of purchases or sales of portfolio securities for a period, divided by the monthly average of the market value of portfolio securities owned during the period. Securities with a maturity or expiration date at the time of acquisition of one year or less are excluded from the calculation. Purchases and sales of investment securities (excluding short-term securities and mortgage dollar-rolls) for the period ended April 30, 1998 were $607,000,011 and $722,155,196, respectively. Prior to the period ended October 31, 1996, purchases and sales of investment securities included mortgage dollar-rolls.


See accompanying Notes to Financial Statements.

Notes to Financial Statements (Unaudited)
Oppenheimer Multi-Sector Income Trust

1. Significant Accounting Policies

Oppenheimer Multi-Sector Income Trust (the Trust) is registered under the Investment Company Act of 1940, as amended, as a diversified, closed-end management investment company. The Trust's investment objective is to seek high current income consistent with preservation of capital. The Trust's investment advisor is OppenheimerFunds, Inc. (the Manager). The following is a summary of significant accounting policies consistently followed by the Trust.

Investment Valuation -- Portfolio securities are valued at the close of the New York Stock Exchange on the last day of each week in which the New York Stock Exchange is open. Listed and unlisted securities for which such information is regularly reported are valued at the last sale price of the day or, in the absence of sales, at values based on the closing bid or the last sale price on the prior trading day. Long-term and short-term "non-money market" debt securities are valued by a portfolio pricing service approved by the Board of Trustees. Such securities which cannot be valued by the approved portfolio pricing service are valued using dealer-supplied valuations provided the Manager is satisfied that the firm rendering the quotes is reliable and that the quotes reflect current market value, or are valued under consistently applied procedures established by the Board of Trustees to determine fair value in good faith. Short-term "money market type" debt securities having a remaining maturity of 60 days or less are valued at cost (or last determined market value) adjusted for amortization to maturity of any premium or discount. Forward foreign currency contracts are valued based on the closing prices of the forward currency contract rates in the London foreign exchange markets on a daily basis as provided by a reliable bank or dealer. Options are valued based upon the last sale price on the principal exchange on which the option is traded or, in the absence of any transactions that day, the value is based upon the last sale price on the prior trading date if it is within the spread between the closing bid and asked prices. If the last sale price is outside the spread, the closing bid is used.

Structured Notes -- The Trust invests in foreign currency-linked structured notes whereby the market value and redemption price are linked to foreign currency exchange rates. The structured notes may be leveraged, which increases the notes' volatility relative to the face of the security. Fluctuations in values of the securities are recorded as unrealized gains and losses in the accompanying financial statements. During the six months ended April 30, 1998, the market value of these securities comprised an average of 8.35% of the Trust's net assets, and resulted in realized and unrealized losses of $1,008,624.

Securities Purchased on a When-Issued Basis -- Delivery and payment for securities that have been purchased by the Trust on a forward commitment or when-issued basis can take place a month or more after the transaction date. During this period, such securities do not earn interest, are subject to market fluctuation and may increase or decrease in value prior to their delivery. The Trust maintains, in a segregated account with its custodian, assets with a market value equal to the amount of its purchase commitments. The purchase of securities on a when-issued

Oppenheimer Multi-Sector Income Trust

1. Significant Accounting Policies (continued)

or forward commitment basis may increase the volatility of the Trust's net asset value to the extent the Trust makes such purchases while remaining substantially fully invested. As of April 30, 1998, the Trust had entered into outstanding when-issued or forward commitments of $40,812,801.

In connection with its ability to purchase securities on a when-issued or forward commitment basis, the Trust may enter into mortgage dollar-rolls in which the Trust sells securities for delivery in the current month and simultaneously contracts with the same counterparty to repurchase similar (same type, coupon and maturity) but not identical securities on a specified future date. The Trust records each dollar-roll as a sale and a new purchase transaction.

Security Credit Risk -- The Trust invests in high yield securities, which may be subject to a greater degree of credit risk, greater market fluctuations and risk of loss of income and principal, and may be more sensitive to economic conditions than lower-yielding, higher-rated fixed income securities. The Trust may acquire securities in default, and is not obligated to dispose of securities whose issuers subsequently default. At April 30, 1998, securities with an aggregate market value of $579,585, representing 0.18% of the Trust's net assets, were in default.

Foreign Currency Translation -- The accounting records of the Trust are maintained in U.S. dollars. Prices of securities denominated in foreign currencies are translated into U.S. dollars at the closing rates of exchange. Amounts related to the purchase and sale of foreign securities and investment income are translated at the rates of exchange prevailing on the respective dates of such transactions.

The effect of changes in foreign currency exchange rates on investments is separately identified from the fluctuations arising from changes in market values of securities held and reported with all other foreign currency gains and losses in the Trust's Statement of Operations.

Repurchase Agreements -- The Trust requires the custodian to take possession, to have legally segregated in the Federal Reserve Book Entry System or to have segregated within the custodian's vault, all securities held as collateral for repurchase agreements. The market value of the underlying securities is required to be at least 102% of the resale price at the time of purchase. If the seller of the agreement defaults and the value of the collateral declines, or if the seller enters an insolvency proceeding, realization of the value of the collateral by the Trust may be delayed or limited.

Federal Taxes -- The Trust intends to continue to comply with provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income, including any net realized gain on investments not offset by loss carryovers, to shareholders. Therefore, no federal income or excise tax provision is required.

Trustees' Fees and Expenses -- The Trust has adopted a nonfunded retirement plan for the Trust's independent trustees. Benefits are based on years of service and fees paid to each trustee during the years of service. During the six months ended April 30, 1998, a provision of $20,577 was made for the Trust's

Oppenheimer Multi-Sector Income Trust

projected benefit obligations and payments of $7,543 were made to retired trustees, resulting in an accumulated liability of $155,807 at April 30, 1998.

The Board of Trustees has adopted a Deferred Compensation plan for independent Trustees that enables Trustees to elect to defer receipt of all or a portion of annual fees they are entitled to receive from the Fund. Under the plan, the compensation deferred is periodically adjusted as though an equivalent amount had been invested for the Trustee in shares of one or more Oppenheimer funds selected by the Trustee. The amount paid to the Trustee under the plan will be determined based upon the performance of the selected funds. Deferral of Trustees' fees under the plan will not affect the net assets of the Fund, and will not materially, affect the Fund's assets, liabilities or net income per share.

Distributions to Shareholders -- The Trust intends to declare and pay dividends from net investment income monthly. Distributions from net realized gains on investments, if any, will be made at least once each year.

Classification of Distributions to Shareholders -- Net investment income (loss) and net realized gain (loss) may differ for financial statement and tax purposes primarily because of paydown gains and losses and the recognition of certain foreign currency gains (losses) as ordinary income (loss) for tax purposes. The character of the distributions made during the year from net investment income or net realized gains may differ from its ultimate characterization for federal income tax purposes. Also, due to timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or realized gain was recorded by the Trust.

Other -- Investment transactions are accounted for on the date the investments are purchased or sold (trade date) and dividend income is recorded on the ex-dividend date. Discount on securities purchased is amortized over the life of the respective securities, in accordance with federal income tax requirements. Realized gains and losses on investments and unrealized appreciation and depreciation are determined on an identified cost basis, which is the same basis used for federal income tax purposes. Dividends-in-kind are recognized as income on the ex-dividend date, at the current market value of the underlying security. Interest on payment-in-kind debt instruments is accrued as income at the coupon rate and a market adjustment is made periodically.

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.


2. Shares of Beneficial Interest

The Trust has authorized an unlimited number of $.01 par value shares of beneficial interest. There were no transactions in shares of beneficial interest for the six months ended April 30, 1998 and the year ended October 31, 1997.

Oppenheimer Multi-Sector Income Trust

3. Unrealized Gains and Losses on Investments

At April 30, 1998 net unrealized appreciation on investments and options written of $6,629,320 was composed of gross appreciation of $10,905,255, and gross depreciation of $4,275,935.

4. Management and Administrative Fees and Other Transactions with Affiliates

Management fees paid to the Manager were in accordance with the investment advisory agreement with the Trust which provides for an annual fee of 0.65% on the Trust's average annual net assets.

Mitchell Hutchins Asset Management Inc. serves as the Trust's Administrator. The Trust pays the Administrator an annual fee of 0.20% of the Trust's average annual net assets.

The Manager acts as the accounting agent for the Trust at an annual fee of $24,000, plus out-of-pocket costs and expenses reasonably incurred.

Shareholder Financial Services, Inc. (SFSI), a wholly-owned subsidiary of the Manager, is the transfer agent and registrar for the Trust. Fees paid to SFSI are based on the number of accounts and the number of shareholder transactions, plus out-of-pocket costs and expenses.

5. Forward Contracts

A forward foreign currency exchange contract (forward contract) is a commitment to purchase or sell a foreign currency at a future date, at a negotiated rate. The Trust uses forward contracts to seek to manage foreign currency risks. They may also be used to tactically shift portfolio currency risk. The Trust generally enters into forward contracts as a hedge upon the purchase or sale of a security denominated in a foreign currency. In addition, the Trust may enter into such contracts as a hedge against changes in foreign currency exchange rates on portfolio positions.

Forward contracts are valued based on the closing prices of the forward currency contract rates in the London foreign exchange markets on a daily basis as provided by a reliable bank or dealer. The Trust will realize a gain or loss upon the closing or settlement of the forward transaction.

Securities held in segregated accounts to cover net exposure on outstanding forward contracts are noted in the Statement of Investments where applicable. Unrealized appreciation or depreciation on forward contracts is reported in the Statement of Assets and Liabilities. Realized gains and losses are reported with all other foreign currency gains and losses in the Trust's Statement of Operations.

Risks include the potential inability of the counterparty to meet the terms of the contract and unanticipated movements in the value of a foreign currency relative to the U.S. dollar.

Oppenheimer Multi-Sector Income Trust

At April 30, 1998, the Trust had outstanding forward contracts as follows:

                                                       Contract
                                     Expiration         Amount        Valuation as of      Unrealized
                                        Date            (000s)         April 30, 1998     Depreciation
------------------------------------------------------------------------------------------------------
Contracts to Sell
-----------------
Indonesian Rupiah (IDR) .........     5/12/98      1,771,200 IDR          $217,169          $44,369

6. Futures Contracts

The Trust may buy and sell interest rate futures contracts in order to gain exposure to or protect against changes in interest rates. The Trust may also buy or write put or call options on these futures contracts.

The Trust generally sells futures contracts to hedge against increases in interest rates and the resulting negative effect on the value of fixed rate portfolio securities. The Trust may also purchase futures contracts to gain exposure to changes in interest rates as it may be more efficient or cost effective than actually buying fixed income securities.

Upon entering into a futures contract, the Trust is required to deposit either cash or securities (initial margin) in an amount equal to a certain percentage of the contract value. Subsequent payments (variation margin) are made or received by the Trust each day. The variation margin payments are equal to the daily changes in the contract value and are recorded as unrealized gains and losses. The Trust recognizes a realized gain or loss when the contract is closed or expires.

Securities held in collateralized accounts to cover initial margin requirements on open futures contracts are noted in the Statement of Investments. The Statement of Assets and Liabilities reflects a receivable and/or payable for the daily mark to market for variation margin.

Risks of entering into futures contracts (and related options) include the possibility that there may be an illiquid market and that a change in the value of the contract or option may not correlate with changes in the value of the underlying securities.

At April 30, 1998, the Trust had outstanding futures contracts as follows:

                                                                                            Unrealized
                                         Expiration     Number of     Valuation as of      Appreciation
                                            Date        Contracts      April 30, 1998     (Depreciation)
--------------------------------------------------------------------------------------------------------
Contracts to Purchase
---------------------
U.S. Treasury Bonds, 30 yr. .........      6/98            214          $25,726,813        $  (72,875)
                                                                                           ----------
Contracts to Sell
-----------------
German Treasury, 10 yr. .............      6/98              4              331,561             5,350
Standard & Poor's 500 ...............      6/98             24            6,715,200           (41,400)
U.S. Treasury Nts., 2 yr. ...........      6/98            200           41,593,750            (4,689)
U.S. Treasury Nts., 5 yr. ...........      6/98            128           13,938,000           (41,802)
U.S. Treasury Nts., 10 yr. ..........      6/98             98           11,006,625            (8,125)
                                                                                           ----------
                                                                                              (90,666)
                                                                                           ----------
                                                                                           $ (163,541)
                                                                                           ==========

Oppenheimer Multi-Sector Income Trust

7. Option Activity

The Trust may buy and sell put and call options, or write put and covered call options on portfolio securities in order to produce incremental earnings or protect against changes in the value of portfolio securities.

The Trust generally purchases put options or writes covered call options to hedge against adverse movements in the value of portfolio holdings. When an option is written, the Trust receives a premium and becomes obligated to sell or purchase the underlying security at a fixed price, upon exercise of the option.

Options are valued daily based upon the last sale price on the principal exchange on which the option is traded and unrealized appreciation or depreciation is recorded. The Trust will realize a gain or loss upon the expiration or closing of the option transaction. When an option is exercised, the proceeds on sales for a written call option, the purchase cost for a written put option, or the cost of the security for a purchased put or call option is adjusted by the amount of premium received or paid.

Securities designated to cover outstanding call options are noted in the Statement of Investments where applicable. Shares subject to call, expiration date, exercise price, premium received and market value are detailed in a footnote to the Statement of Investments. Options written are reported as a liability in the Statement of Assets and Liabilities. Gains and losses are reported in the Statement of Operations.

The risk in writing a call option is that the Trust gives up the opportunity for profit if the market price of the security increases and the option is exercised. The risk in writing a put option is that the Trust may incur a loss if the market price of the security decreases and the option is exercised. The risk in buying an option is that the Trust pays a premium whether or not the option is exercised. The Trust also has the additional risk of not being able to enter into a closing transaction if a liquid secondary market does not exist.

Written option activity for the six months ended April 30, 1998 was as follows:




                                                           Call Options                     Put Options
                                                    ---------------------------   --------------------------------
                                                       Number         Amount           Number            Amount
                                                         of             of               of                of
                                                      Options        Premiums          Options          Premiums
                                                    -----------   -------------   ----------------   -------------
Options outstanding at October 31, 1997 .........         720      $   82,320                705      $   63,450
Options written .................................       1,935         217,116         21,210,800         474,150
Options closed or expired .......................        (945)       (263,946)            (1,505)       (535,944)
Options exercised ...............................      (1,010)        (29,050)       (21,210,000)         (1,656)
                                                       ------      ----------        -----------      ----------
Options outstanding at April 30, 1998 ...........         700      $    6,440                 --      $       --
                                                       ======      ==========        ===========      ==========

Oppenheimer Multi-Sector Income Trust

8. Illiquid and Restricted Securities

At April 30, 1998, investments in securities included issues that are illiquid or restricted. Restricted securities are often purchased in private placement transactions, are not registered under the Securities Act of 1933, may have contractual restrictions on resale, and are valued under methods approved by the Board of Trustees as reflecting fair value. A security may be considered illiquid if it lacks a readily available market or if its valuation has not changed for a certain period of time. The Trust intends to invest no more than 10% of its net assets (determined at the time of purchase and reviewed periodically) in illiquid or restricted securities. Certain restricted securities, eligible for resale to qualified institutional investors, are not subject to that limit. The aggregate value of illiquid or restricted securities subject to this limitation at April 30, 1998 was $23,048,967, which represents 7.40% of the Trust's net assets, of which $1,177,875 is considered restricted. Information concerning restricted securities is as follows:


                                                                                                     Valuation Per
                                                                      Acquisition        Cost          Unit as of
Security                                                                  Date         Per Unit      April 30, 1998
-------------------------------------------------------------------------------------------------------------------
Bonds
-----
Arizona Charlie's, Inc., 12% First Mtg. Nts., Series B, 11/15/00       11/18/93         100.00%          58.75%
Capitol Queen & Casino, Inc., 12% First Mtg. Nts.,
 Series A, 11/15/00                                                    11/18/93          87.50           16.25

Stocks and Warrants
-------------------
Becker Gaming, Inc. Wts., Exp. 11/00                                   11/18/93       $   2.00         $   .25
CGA Group Ltd., Preferred, Series A                                     6/17/97          25.00           25.00
CGA Group Ltd. Wts., Exp. 12/49                                         6/17/97             --             .50

9. Shareholder Meeting

On April 16, 1998, a special shareholder meeting was held at which the five Trustees identified below were elected and the selection of KPMG Peat Marwick LLP as the independent certified public accountants and auditors of the Trust for the fiscal year beginning November 1, 1997 was ratified (Proposal No. 1) as described in the Trust's proxy statement for that meeting. The following is a report of the votes cast:


                                                                    Withheld/                              Broker
   Nominee/Proposal             For               Against            Abstain              Total           Non-Votes
---------------------   -------------------   ---------------   ----------------   -------------------   ----------
Trustees
--------
Robert G. Galli             24,869,009.762                0         220,364.347        25,089,374.109    2,261,840
Benjamin Lipstein           24,869,009.762                0         220,364.347        25,089,374.109    2,261,840
Kenneth A. Randall          24,869,009.762                0         220,364.347        25,089,374.109    2,261,840
Edward V. Regan             24,869,009.762                0         220,364.347        25,089,374.109    2,261,840
Russell S. Reynolds         24,869,009.762                0         220,364.347        25,089,374.109    2,261,840
Proposal No. 1              24,756,395.153       78,775.407         254,203.549        25,089,374.109    2,261,840

Oppenheimer Multi-Sector Income Trust

General Information Concerning the Trust

Oppenheimer Multi-Sector Income Trust (the Trust) is a closed-end diversified management investment company with a primary investment objective of seeking high current income consistent with preservation of capital. The Trust's secondary investment objective is capital appreciation. In seeking its objectives, the Trust may invest any percentage of its assets in at least three of the following seven fixed-income sectors: U.S. Government, Corporate, International, Asset-Backed, Municipal, Convertible and Money Market. Current income, preservation of capital and, secondarily, possible capital appreciation will be considerations in the allocation of assets among such sectors. The Trust may invest in a number of different kinds of "derivative investments" and may also engage in certain special investment techniques, including repurchase transactions, when-issued and delayed delivery transactions and hedging. The investment advisor to the Trust is OppenheimerFunds, Inc. (the Manager).

The Portfolio Managers of the Trust are Robert E. Patterson, Thomas P. Reedy, Ashwin K. Vasan, Carol E. Wolf and Arthur J. Zimmer and who also serve as Vice Presidents of the Trust and of the Manager, and are officers of certain mutual funds managed by the Manager. Messrs. Reedy and Vasan have been the persons principally responsible for the day-to-day management of the Trust's portfolio since June 1993. Prior to that, Mr. Reedy served as a securities analyst for the Manager and Mr. Vasan served as a securities analyst for Citibank, N.A.

Dividend Reinvestment and Cash Purchase Plan -- Pursuant to the Trust's Dividend Reinvestment and Cash Purchase Plan (the Plan), as to shares of the Trust (Shares) not registered in nominee name, all dividends and capital gains distributions (Distributions) declared by the Trust will be automatically reinvested in additional full and fractional Shares unless a shareholder elects to receive cash. If Shares are registered in nominee name, the shareholder should consult the nominee if the shareholder desires to participate in the Plan. Shareholders that participate in the Plan (Participants) may, at their option, make additional cash investments in Shares, semi-annually in amounts of at least $100, through payment to Shareholder Financial Services, Inc., the agent for the Plan (the Agent), accompanied by a service fee of $0.75.

Depending upon the circumstances hereinafter described, Plan Shares will be acquired by the Agent for the Participant's account through receipt of newly issued Shares or the purchase of outstanding Shares on the open market. If the market price of Shares on the relevant date (normally the payment date) equals or exceeds their net asset value, the Agent will ask the Trust for payment of the Distribution in additional Shares at the greater of the Trust's net asset value determined as of the date of purchase or 95% of the then-current market price. If the market price is lower than net asset value, the Distribution will be paid in cash, which the Agent will use to buy Shares on The New York Stock Exchange (the NYSE), or otherwise on the open market to the

Oppenheimer Multi-Sector Income Trust

extent available. If the market price exceeds the net asset value before the Agent has completed its purchases, the average purchase price per Share paid by the Agent may exceed the net asset value, resulting in fewer Shares being acquired than if the Distribution had been paid in Shares issued by the Trust.

Participants may elect to withdraw from the Plan at any time and thereby receive cash in lieu of Shares by sending appropriate written instructions to the Agent. Elections received by the Agent will be effective only if received more than ten days prior to the record date for any Distribution; otherwise, such termination will be effective shortly after the investment of such Distribution with respect to any subsequent Distribution. Upon withdrawal from or termination of the Plan, all Shares acquired under the Plan will remain in the Participant's account unless otherwise requested. For full Shares, the Participant may either: (1) receive without charge a share certificate for such Shares; or (2) request the Agent (after receipt by the Agent of signature guaranteed instructions by all registered owners) to sell the Shares acquired under the Plan and remit the proceeds less any brokerage commissions and a $2.50 service fee.

Fractional Shares may either remain in the Participant's account or be reduced to cash by the Agent at the current market price with the proceeds remitted to the Participant. Shareholders who have previously withdrawn from the Plan may rejoin at any time by sending written instructions signed by all registered owners to the Agent.

There is no direct charge for participation in the Plan; all fees of the Agent are paid by the Trust. There are no brokerage charges for Shares issued directly by the Trust. However, each Participant will pay a pro rata share of brokerage commissions incurred with respect to open market purchases of Shares to be issued under the Plan. Participants will receive tax information annually for their personal records and to assist in federal income tax return preparation. The automatic reinvestment of Distributions does not relieve Participants of any income tax that may be payable on Distributions.

The Plan may be terminated or amended at any time upon 30 days' prior written notice to Participants which, with respect to a Plan termination, must precede the record date of any Distribution by the Trust. Additional information concerning the Plan may be obtained by shareholders holding Shares registered directly in their names by writing the Agent, Shareholder Financial Services, Inc., P.O. Box 173673, Denver, CO 80217-3673 or by calling 1-800-647-7374.
Shareholders holding Shares in nominee name should contact their brokerage firm or other nominee for more information.

Shareholder Information -- The Shares are traded on the NYSE. Daily market prices for the Trust's shares are published in the New York Stock Exchange Composite Transaction section of newspapers under the designation "OppenMlti." The Trust's NYSE trading symbol is OMS. Weekly net asset value (NAV) and market price information about the Trust is published each Monday in The Wall Street Journal and each Sunday in The New York Times and each Saturday in Barron's, and other newspapers in a table called "Closed-End Bond Funds."

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38

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                                                                              39

Oppenheimer Multi-Sector Income Trust

        Officers and Trustees
        Leon Levy, Chairman of the Board of Trustees
        Donald W. Spiro, Vice Chairman of the
         Board of Trustees
        Bridget A. Macaskill, Trustee and President
        Robert G. Galli, Trustee
        Benjamin Lipstein, Trustee
        Elizabeth B. Moynihan, Trustee
        Kenneth A. Randall, Trustee
        Edward V. Regan, Trustee
        Russell S. Reynolds, Jr., Trustee
        Pauline Trigere, Trustee
        Clayton K. Yeutter, Trustee
        Robert E. Patterson, Vice President
        Thomas P. Reedy, Vice President
        Ashwin K. Vasan, Vice President
        Carol E. Wolf, Vice President
        Arthur J. Zimmer, Vice President
        George C. Bowen, Treasurer
        Robert J. Bishop, Assistant Treasurer
        Scott T. Farrar, Assistant Treasurer
        Andrew J. Donohue, Secretary
        Robert G. Zack, Assistant Secretary

        Investment Advisor
        OppenheimerFunds, Inc.

        Administrator
        Mitchell Hutchins Asset Management Inc.

        Transfer Agent and Registrar
        Shareholder Financial Services, Inc.

        Custodian of Portfolio Securities
        The Bank of New York

        Independent Auditors
        KPMG Peat Marwick LLP

        Legal Counsel
        Gordon Altman Butowsky Weitzen Shalov & Wein


        The financial statements included herein have been taken from the records of the Trust without examination of the independent auditors.

        This is a copy of a report to shareholders of Oppenheimer Multi-Sector Income Trust. It does not offer for sale or solicit orders to buy any securities.

        Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940 that periodically the Trust may purchase its shares of beneficial interest in the open market at prevailing market prices.

        Shares of Oppenheimer funds are not deposits or obligations of any bank, are not guaranteed by any bank, and are not insured by the FDIC or any other agency, and involve investment risks, including possible loss of the principal amount invested.




RS0680.001.0498 June 29, 1998    [recycle symbol] Printed on recycled paper



             1998 Semiannual Report



----------------------------------------
             O P P E N H E I M E R

             Multi-Sector
             Income Trust

             April 30, 1998


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